Supplement dated May 1, 2015

to the Prospectus dated May 1, 2015 for the following Fund:

Funds

WANGER ADVISORS TRUST

Wanger USA

Effective May 1, 2015, the prospectus for Wanger USA is supplemented to reflect the following:

It is expected that Robert A. Mohn, lead portfolio manager of Wanger USA, Domestic Chief Investment Officer of Columbia Wanger Asset Management, LLC (“CWAM”) and Vice President of Wanger Advisors Trust will step down from those roles in the fourth quarter of 2015.

William J. Doyle, current co-portfolio manager of Wanger USA, will continue in that role. Mr. Mohn will continue to perform portfolio management services for the Fund leading up to his departure to ensure a smooth transition in management.

Shareholders should retain this Supplement for future reference.

C-1466-1 A (5/15)